[lOGO] LANDMARK(SM) FUNDS
       Advised by Citibank, N.A.

LANDMARK
NEW YORK TAX FREE
RESERVES

 ANNUAL
 REPORT
 August 31, 1997

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

----------------------------------|_|----------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould LLP
150 Federal Street, Boston, MA 02110

----------------------------------|_|----------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

NYTFR/A/97                          Printed on Recycled Paper [Recycle symbol]

-------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

     Despite the heightened volatility of the longer term financial markets over the past 12 months, tax-exempt money market securities once again provided competitive returns for shareholders seeking a level of tax-free income commensurate with a stable net asset value. The period was generally characterized by an economy that many economists consider ideal: moderate growth coupled with low inflation. Yet, the road to this environment was a bumpy one, marked by periods of stronger-than-expected growth that occasionally unsettled the longer term stock and bond markets. New York residents who sought the safety of tax-exempt money market funds were largely unaffected by these markets' volatility.

     In this environment, the Landmark Funds' investment adviser, Citibank, N.A., continued to manage Landmark New York Tax Free Reserves with the goal of achieving its investment objectives: providing high levels of current income that are largely exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity. The Fund seeks to offer an attractive yield by investing primarily in high-quality short-term municipal obligations issued by New York State, its municipalities and their agencies.

     This report reviews the Fund's investment activities and performance during the 12 months ended August 31, 1997, and provides a summary of Citibank's perspective on and outlook for the tax-exempt money market securities marketplace. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip w. Coolidge
    Philip W. Coolidge
    President
    September 15, 1997

TABLE OF CONTENTS
LANDMARK NEW YORK TAX FREE RESERVES
-------------------------------------------------------------------------------
1    A Letter to Our Shareholders
-------------------------------------------------------------------------------
 2   Market Environment
     Fund Snapshot
-------------------------------------------------------------------------------
     Fund Quotes from the Portfolio Manager
3    The Portfolio Manager Responds
     Strategy and Outlook
-------------------------------------------------------------------------------
4    Fund Data
     7-Day Yield Comparisons
-------------------------------------------------------------------------------

5    Portfolio of Investments
-------------------------------------------------------------------------------
9    Statement of Assets and Liabilities
-------------------------------------------------------------------------------
10   Statement of Operations
-------------------------------------------------------------------------------
11   Statement of Changes in Net Assets
-------------------------------------------------------------------------------
12   Financial Highlights
-------------------------------------------------------------------------------
13   Notes to Financial Statements
-------------------------------------------------------------------------------
15   Independent Auditors' Report
-------------------------------------------------------------------------------

Remember that Mutual Fund Shares:
o  Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested

-------------------------------------------------------------------------------
 MARKET ENVIRONMENT

     In our semi-annual report to shareholders six months ago, we stated, "If economic growth during the first half of 1997 is as strong as it was in the fourth quarter of 1996, the resulting increase in inflationary pressures could prompt the Federal Reserve to raise key short-term interest rates." In fact, the economy grew at a rate of 4.9% during the first three months of 1997. In response, the Federal Reserve Board raised the federal funds rate, the interest rate banks charge each other for overnight loans, by a modest one-quarter of a percentage point. Yields on AAA-rated, one-year tax-exempt notes issued by New York State rose accordingly.

     The Federal Reserve's move toward a more restrictive monetary policy proved to be an isolated event during the first half of the year. U.S. economic growth moderated to a 3.6% rate during the second quarter of the year. As the financial markets became more complacent about the potential for a reacceleration of inflation, tax-exempt money market yields drifted lower.

     Yields of short-term municipal securities were affected by the strong economy in another important way: strong tax revenues reduced or eliminated issuers' budget deficits, so they required less issuance of municipal securities. New York State and New York City's financial conditions were particularly helped by record profits earned by financial services firms on Wall Street. While some municipal bond investors shifted funds to the high-flying stock market, it was not sufficient to significantly offset demand from other investors seeking the tax advantages of municipal bonds. This supply-demand imbalance helped keep yields on New York municipal bonds low relative to their historical relationships with taxable money market securities, including U.S. Treasury bills.

-------------------------------------------------------------------------------
FUND SNAPSHOT

-------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS               DIVIDENDS
November 4, 1985                         Declared daily, paid monthly

NET ASSETS AS OF 8/31/97                 BENCHMARKS
$977.0 million                           o Lipper New York Tax Exempt Money
                                           Market Funds Average
FUND OBJECTIVE                           o IBC New York Tax Free Funds Average
To provide its shareholders with high
levels of current income exempt from     INVESTMENT ADVISER
federal, New York State and New York     Citibank, N.A.
City personal income taxes*,
preservation of capital and liquidity.


* A portion of the income may be subject to the Federal Alternative Minimum Tax
  (AMT). Consult your personal tax advisor.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 FUND QUOTES FROM THE PORTFOLIO MANAGER

-------------------------------------------------------------------------------
"Because the supply of new short-term municipal securities continued to decline, yields on tax-exempt notes outperformed their taxable equivalents."

"We found the best relative values in the "floater" market; that is, short-term tax-exempt notes with variable interest rates."

"We've had no problems maintaining the Fund's Tier One credit quality in New York's strong economic environment."
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 THE PORTFOLIO MANAGER RESPONDS

     Our primary strategy during the reporting period was to take advantage of changes in the supply of and demand for short-term municipal securities. Because New York State and its municipalities typically issue millions of dollars of securities at a time, yields tend to rise during periods of issuance and fall when no paper is being issued.

     Accordingly, we attempted to match the Fund's average maturity to the market's issuance calendar. Just prior to times of plentiful issuance, when tax-exempt yields were highest, we reduced the Fund's average maturity to as low as 39 days in order to free up cash for the purchase of higher-yielding municipal securities as they became available. After such purchases, the Fund's average maturity naturally lengthened to as high as 75 days, which enabled us to maintain relatively high yields as prevailing rates declined.

     Despite the lack of supply of new bonds, we found competitive yields and high credit quality in a variety of short-term tax-exempt notes, including non-rated notes issued by smaller school districts. These securities were carefully evaluated by Citibank's credit analysts, who deemed their credit quality to be equal to the highest rated securities. In addition, we increased our exposure to variable-rate tax-exempt notes. We preferred these so-called "floater" securities because of their attractive yields.

-------------------------------------------------------------------------------
 STRATEGY AND OUTLOOK

     We remain cautiously optimistic about market conditions for tax-exempt securities. We are cautious because of short-term concerns regarding the U.S. economy's strength, yet we are optimistic about the short-term segment of the municipal bond market because of the continuing imbalance of supply and demand. If we see another period of robust economic growth, the Federal Reserve may be likely to raise short-term interest rates further in an attempt to forestall an acceleration of inflation. Yields on short-term fixed-income securities would probably rise under these circumstances, but short-term municipal securities should outperform comparable taxable securities because of the scarcity of supply relative to demand.

     Over the longer term, however, we are optimistic about the U.S. economy's resiliency and the long-term tax advantages of municipal bonds. In our view, any short-term inflationary pressures, such as higher wages in a tight labor market, should be offset by long-term economic factors, such as continued productivity gains and global competition. Furthermore, strong regional economic conditions should continue to support healthy tax revenues. As a result, we see little potential for significantly higher interest rates over the long term.

     Our strategy in this environment is to take advantage of short-term market swings caused by economic and supply/demand influences. We intend to shorten the Fund's average maturity in anticipation of periods of greater issuance and higher interest rates. Conversely, we intend to lengthen the Fund's average maturity just after periods of issuance and when we expect interest rates to fall. By capturing higher yielding municipal securities as they become available, we hope to continue to provide our shareholders with competitive tax-exempt yields commensurate with safety.


-------------------------------------------------------------------------------
 FUND DATA All Periods Ended August 31, 1997

                                                          TOTAL RETURNS
                                                 ------------------------------
                                                 ONE          FIVE         TEN
                                                 YEAR        YEARS*       YEARS*
                                                 -----       -----        -----
Landmark New York Tax Free Reserves ........     2.99%       2.60%        3.47%
Lipper New York Tax Exempt Money
   Market Funds Average ...................      2.98%       2.60%        3.51%

 *Average Annual Total Return

7-DAY YIELDS
------------
Annualized Current           2.87%
Effective                    2.91%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested.

The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

IMPORTANT TAX INFORMATION
-------------------------

For the fiscal year ended August 31, 1997, the Fund paid $0.02949 per share to shareholders from net investment income. For such period, the Fund designated all dividends paid as exempt-interest dividends. Thus, 100% of these distributions during this period were exempt from Federal income tax and 91.6% of dividends earned were also exempt from New York State and City taxes. In addition, 12.8% of the dividends were derived from income earned from certain government obligations which may be subject to the Federal Alternative Minimum Tax (AMT).

-------------------------------------------------------------------------------
 7-DAY YIELD COMPARISONS

       COMPARISON OF 7-DAY YIELDS FOR LANDMARK NEW YORK TAX FREE RESERVES
                     VS. IBC NEW YORK TAX FREE FUNDS AVERAGE

As the graph illustrates, Landmark New York Tax Free Reserves generally provided a similar annualized seven-day yield to that of a comparable IBC's Money Fund Report Average(TM), as published in IBC Money Fund Report(TM), for the one year period.

                                  IBC New
                      Landmark    York Tax
                      New York     Free
                      Tax Free     Funds
                      Reserves    Average
   9/3/96              2.84%       2.82%
  9/10/96              2.77%       2.71%
  9/17/96              2.83%       2.78%
  9/24/96              2.92%       2.90%
  10/1/96              3.04%       3.05%
  10/8/96              2.81%       2.73%
  10/15/96             2.87%       2.82%
  10/22/96             2.91%       2.89%
  10/29/96             2.92%       2.91%
  11/5/96              2.90%       2.90%
  11/12/96             2.82%       2.80%
  11/19/96             2.88%       2.88%
  11/26/96             2.88%       2.89%
  12/3/96              2.93%       2.97%
  12/10/96             2.73%       2.68%
  12/17/96             2.85%       2.85%
  12/24/96             3.04%       3.05%
  12/31/96             3.15%       3.17%
   1/7/97              2.82%       2.81%
  1/14/97              2.81%       2.74%
  1/21/97              2.85%       2.77%
  1/28/97              2.85%       2.78%
   2/4/97              2.91%       2.86%
  2/11/97              2.78%       2.72%
  2/18/97              2.78%       2.72%
  2/25/97              2.81%       2.75%
   3/4/97              2.77%       2.75%
  3/11/97              2.62%       2.53%
  3/18/97              2.56%       2.47%
  3/25/97              2.77%       2.67%
   4/1/97              2.91%       2.82%
   4/8/97              2.79%       2.74%
  4/15/97              2.91%       2.86%
  4/22/97              3.12%       3.08%
  4/29/97              3.43%       3.46%
   5/6/97              3.44%       3.39%
  5/13/97              3.31%       3.29%
  5/20/97              3.29%       3.28%
  5/27/97              3.20%       3.22%
   6/3/97              3.15%       3.17%
  6/10/97              2.94%       2.98%
  6/17/97              3.15%       3.15%
  6/24/97              3.26%       3.25%
   7/1/97              3.32%       3.37%
   7/8/97              3.05%       2.97%
  7/15/97              2.93%       2.85%
  7/22/97              3.02%       2.97%
  7/29/97              3.04%       3.01%
   8/5/97              3.03%       2.98%
  8/12/97              2.91%       2.84%
  8/19/97              2.90%       2.85%
  8/26/97              2.84%       2.78%

 Landmark New York Tax Free Reserves
-------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS August 31, 1997

                                                      PRINCIPAL
                                                       AMOUNT
ISSUER                                            (000'S OMITTED)      VALUE
-------------------------------------------------------------------------------
  TAX-EXEMPT COMMERCIAL PAPER--4.5%

Municipal Assistance Corp., NY,
  3.60%, due 10/16/97 ......................       $     5,000     $  5,000,000
New York State, 3.50% ,
  due 10/20/97 .............................             4,100        4,100,000
New York State Dormitory Authority
  Revenue, 3.75%, due 9/11/97 ..............             5,000        5,000,000
New York State Dormitory Authority
  Revenue, 3.60%, due 10/09/97 .............            10,000       10,000,000
New York State Dormitory Authority
  Revenue, 3.60%, due 10/16/97 .............             2,250        2,250,000
New York State Dormitory Authority
  Revenue, 3.60%, due 10/22/97 .............             5,000        5,000,000
New York State Dormitory Authority
  Revenue, 3.70%, due 12/19/97 .............             5,095        5,095,000
Port Authority of New York and
  New Jersey, AMT, 5.00% ,
  due 9/15/97 ..............................             3,105        3,106,534
Puerto Rico Commonwealth
  Government Development Bank,
  3.60%, due 11/05/97 ......................             4,200        4,200,000
                                                                   ------------
                                                                     43,751,534
                                                                   ------------
-------------------------------------------------------------------------------
  REVENUE, TAX, BOND AND TAX
  REVENUE ANTICIPATION NOTES--19.2%

Albany, NY, City School
  District, TANs, 4.00%, due 10/24/97 ......            13,500       13,506,257
Arlington, NY, Central School
  District, TANs, 4.00%, due 11/05/97 ......             5,000        5,002,594
Ballston Spa, NY, Central School
  District, 8.00%, due 6/01/98 .............             1,600        1,647,592
Binghamton, NY, City School District,
  TANs, 4.00%, due 10/01/97 ................             2,200        2,200,531
Brookhaven, NY, South Country
  Central School District, TANs,
  4.40%, due 6/25/98 .......................             2,000        2,007,193
Carmel, NY, Central School District,
  TANs, 4.00%, due 10/28/97 ................             5,000        5,001,900
Clinton County, NY, BANs,
  4.00%, due 12/12/97 ......................             7,535        7,544,139
East Islip, NY, Union Free School
  District, TANs, 4.25%, due 6/26/98 .......             7,000        7,018,142
Elmira County, NY, School District,
  BANs, 4.25%, due 12/17/97 ................             7,540        7,545,305
Elmira County, NY, School District,
  RANs, 4.25%, due 9/30/97 .................             6,000        6,001,152
Harrison, NY, BANs, 4.00%, due 12/18/97 ....             1,500        1,501,882
Hicksville, NY, Union Free School
  District, TANs, 4.25%, due 6/30/98 .......            11,500       11,541,200
Merrick, NY, Union Free School
  District, BANs, 4.00%, due 2/12/98 .......             1,900        1,902,477
Monroe County, NY, BANs, 4.00%, due 12/12/97             7,000        7,009,253
Onondaga County, NY, BANs, 4.13%, due 6/19/98            3,990        3,999,957
Oyster Bay, NY, BANs, 4.00%, due 1/30/98 ...            11,650       11,665,716
Pearl River, NY, Union Free School
  District, 4.25%, due 6/23/98 .............             3,350        3,359,883
Pelham, NY, Union Free School
  District, 4.00%, due 11/03/97 ............             3,000        3,001,767
Rensselaer County, NY, BANs,
  4.25%, due 3/24/98 .......................             6,000        6,016,130
Riverhead, NY, Central School District,
  BANs, 3.88%, due 12/05/97 ................             7,105        7,109,895
Rochester, NY, BANs, 4.00%, due 3/10/98 ....             5,000        5,008,273
Rush-Henrietta, NY, Central School
  District, BANs, 4.13%, due 6/30/98 .......             7,000        7,015,290
Sachem, NY, Central School District,
  TANs, 4.25%, due 6/25/98 .................            15,000       15,041,113
Sauquoit Valley, NY, Central School
  District, RANs, 4.25%, due 10/30/97 ......             4,845        4,849,194
Sayville, NY, Union Free School
  District, TANs, 4.25%, due 6/29/98 .......             3,000        3,008,329
Sayville, NY, Union Free School
  District, TANs, 4.50%, due 6/29/98 .......             3,000        3,015,491
South Huntington, NY, Union Free
  School District, TANs, 4.25%, due 6/30/98              4,500        4,514,332
Suffolk County, NY, TRANs,
  4.50%, due 9/11/97 .......................             1,000        1,000,165
Texas State, TRANs, 4.75%, due 8/31/98 .....             7,000        7,061,670
Tompkins County, NY, BANs, AMT,
  4.25%, due 4/10/98 .......................             8,700        8,718,551
Wayland Cohocton, NY, Central
  School District, BANs,
  4.00%, due 1/14/98 .......................             8,500        8,510,595
Westchester County, NY, TANs,
  3.49%, due 12/11/97 ......................             5,000        5,000,258
                                                                   ------------
                                                                    187,326,226
                                                                   ------------
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  ANNUAL, SEMI-ANNUAL AND QUARTERLY TENDER REVENUE
  BONDS AND NOTES (PUTS)--11.2%

California School Cash Reserve
  Notes, 4.75%, due 7/02/98 ................             7,000        7,050,489
Kentucky State, Turnpike Authority,
  3.35%, due 7/01/98 .......................             5,000        5,000,000
Municipal Assistance Corp., NY,
  3.70%, due 12/09/97 ......................             5,000        5,000,000
New York City, NY,
  8.75%, due 11/01/97 ......................             1,190        1,217,609
New York City, NY, Cultural Affairs
  (Carnegie Hall),
  3.55%, due 10/01/97 ......................             1,200        1,200,000
New York State Dormitory Authority
  Revenue, 3.75%, due 10/09/97 .............             8,380        8,380,000
New York State Dormitory Authority
  Revenue, 6.40%, due 11/01/97 .............             1,000        1,004,723
New York State Dormitory Authority
  Revenue, 4.50%, due 2/01/98 ..............             1,945        1,951,870
New York State Energy, Research &
  Development, 3.85%, due 10/15/97 .........             1,000        1,000,000
New York State Energy, Research &
  Development, 3.60%, due 11/15/97 .........             8,000        8,000,000
New York State Energy, Research &
  Development, 3.65%, due 3/15/98 ..........            10,000       10,000,000
New York State Power Authority
  Revenue, 3.50%, due 9/01/97 ..............            47,000       47,000,000
New York State Power Authority
  Revenue, 4.00%, due 1/01/98 ..............             1,475        1,476,446
New York State Power Authority
  Revenue, 7.88%, due 1/01/98 ..............             1,095        1,131,789
New York State Power Authority
  Revenue, 8.00%, due 1/01/98 ..............             1,850        1,912,645
New York State Thruway Authority,
  5.00%, due 4/01/98 .......................             2,000        2,012,679
Triborough Bridge and Tunnel
  Authority, 7.38%, due 1/01/98 ............             1,000        1,031,975
Triborough Bridge and Tunnel
  Authority, 7.88%, due 1/01/98 ............             5,360        5,513,599
                                                                   ------------
                                                                    109,883,824
                                                                   ------------
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  VARIABLE RATE DEMAND NOTES*--65.3%

Alameda County, CA, Industrial
  Development Authority,
  due 5/01/27 ..............................             2,600        2,600,000
Alaska State Housing Finance Corp.,
  due 6/01/26 ..............................             3,500        3,500,000
Babylon, NY, Industrial
  Development Agency, AMT,
  due 7/01/14 ..............................               800          800,000
Babylon, NY, Industrial Development
  Agency, AMT, due 12/01/24 ................               700          700,000
Chicago, IL, O'Hare International
  Airport Revenue, AMT,
  due 7/01/10 ..............................             6,500        6,500,000
Chicago, IL, Tax Increment,
  due 12/01/14 .............................             3,000        3,000,000
Clipper Tax Exempt Trust, AMT,
  due 3/01/15 ..............................             5,000        5,000,000
Connecticut State Housing Finance
  Authority, AMT, due 11/15/27 .............             4,000        4,000,000
Erie County, NY, Water Authority,
  due 12/01/16 .............................             1,900        1,900,000
Escambia County, FL, Industrial
  Development Revenue,
  due 3/01/22 ..............................             3,700        3,700,000
Illinois Educational Facility Authority,
  due 12/01/25 .............................             2,000        2,000,000
Illinois Health Facility Development,
  due 11/01/20 .............................               500          500,000
Iowa Student Loan Liquidity Corp.,
  AMT, due 12/01/23 ........................             1,000        1,000,000
Jasper County, MO, Industrial
  Development Authority,
  due 8/01/16 ..............................             2,300        2,300,000
Jefferson County, NY, Industrial
  Development, AMT, due 7/01/05 ............             2,000        2,000,000
Joplin, MO, Industrial Development
  Authority, due 10/01/01 ..................             1,865        1,865,000
Kentucky Economic Development
  Finance Authority, due 11/01/20 ..........             3,000        3,000,000
Laurens County, GA, Industrial
  Development Authority, AMT,
  due 5/01/17 ..............................             1,000        1,000,000
Metropolitan Transit Authority, NY,
  due 7/01/21 ..............................             9,700        9,700,000
Metropolitan Transit Authority, NY,
  due 7/01/24 ..............................            10,890       10,890,000
Missouri Higher Education Student
  Loan, AMT, due 6/01/17 ...................             2,000        2,000,000
Missouri State Health and Education
  Facility Authority, due 11/01/19 .........               500          500,000
Monroe County, NY, Industrial
  Development Agency, AMT,
  due 2/01/17 ..............................             2,500        2,500,000
Montgomery County, OH, Revenue,
  due 5/15/25 ..............................             2,400        2,400,000
Moorhead, MN, Solid Waste Disposal,
  AMT, due 4/01/12 .........................             2,500        2,500,000
Municipal Assistance Corp., NY,
  due 7/01/08 ..............................             3,000        3,000,000
Municipal Electric Authority,
  GA, due 1/01/16 ..........................               600          600,000
Nassau County, NY, Industrial
  Development Agency,
  due 12/01/99 .............................             3,000        3,000,000
New Hanover County, NC,
  due 3/01/13 ..............................             2,250        2,250,000
New Rochelle, NY, Industrial
  Development Agency,
  due 12/01/05 .............................             5,500        5,500,000
New York City, NY, due 8/01/98 .............             1,400        1,400,000
New York City, NY, due 2/15/12 .............            25,100       25,100,000
New York City, NY, due 2/15/13 .............             1,300        1,300,000
New York City, NY, due 8/01/18 .............             1,300        1,300,000
New York City, NY, due 8/01/19 .............               600          600,000
New York City, NY, due 8/01/20 .............             4,450        4,450,000
New York City, NY, due 8/15/20 .............               200          200,000
New York City, NY, due 8/01/21 .............             1,700        1,700,000
New York City, NY, due 8/15/24 .............             7,400        7,400,000
New York City, NY, due 2/15/26 .............             5,000        5,000,000
New York City, NY, due 6/01/27 .............            10,000       10,000,000
New York City Health & Hospital
  Corp., due 2/15/26 .......................            45,100       45,100,000
New York City Housing Development,
  due 11/01/10 .............................             1,300        1,300,000
New York City Housing Development,
  due 8/01/15 ..............................             6,200        6,200,000
New York City Housing Development,
  AMT, due 12/15/24 ........................             4,700        4,700,000
New York City Housing Development,
  AMT, due 3/15/25 .........................            13,000       13,000,000
New York City Housing Development,
  AMT, due 12/01/29 ........................             7,000        7,000,000
New York City Industrial Development
  Agency, due 12/01/01 .....................             1,000        1,000,000
New York City Industrial Development
  Agency, due 7/02/12 ......................             2,000        2,000,000
New York City Industrial Development
  Agency, due 6/30/14 ......................             1,900        1,900,000
New York City Industrial Development
  Agency, AMT, due 6/01/22 .................             1,200        1,200,000
New York City Industrial Development
  Agency, due 6/30/23 ......................             2,200        2,200,000
New York City, NY, Cultural Affairs
  (Carnegie Hall), due 12/01/10 ............             2,000        2,000,000
New York City, NY, Cultural Affairs
  (Carnegie Hall), due 12/01/15 ............             4,325        4,325,000
New York City, NY, Municipal Water
  Finance, due 6/15/22 .....................               500          500,000
New York City, NY, Municipal Water
  Finance, due 6/15/23 .....................               200          200,000
New York City, NY, Municipal Water
  Finance, due 6/15/24 .....................             9,700        9,700,000
New York State Dormitory Authority
  Revenue, due 7/01/23 .....................             3,000        3,000,000
New York State Dormitory Authority
  Revenue, due 7/01/25 .....................               700          700,000
New York State Energy, Research &
  Development, due 10/01/14 ................             1,700        1,700,000
New York State Energy, Research &
  Development, due 8/01/15 .................             5,700        5,700,000
New York State Energy, Research &
  Development, due 11/01/20 ................            15,000       15,000,000
New York State Energy, Research &
  Development, due 12/01/20 ................             5,200        5,200,000
New York State Energy, Research &
  Development, due 6/01/27 .................             2,000        2,000,000
New York State Housing Finance
  Agency, AMT, due 11/01/24 ................            17,700       17,700,000
New York State Housing Finance
  Agency, AMT, due 11/01/28 ................             4,000        4,000,000
New York State Housing Finance
  Agency, AMT, due 5/01/30 .................            38,000       38,000,000
New York State Job Development
  Authority, due 3/01/99 ...................             1,805        1,805,000
New York State Job Development
  Authority, due 3/01/00 ...................             7,850        7,850,000
New York State Job Development
  Authority, AMT, due 3/01/03 ..............                45           45,000
New York State Job Development
  Authority, AMT, due 3/01/07 ..............             2,455        2,455,000
New York State Local Government
  Assistance Corp., due 4/01/22 ............            20,900       20,900,000
New York State Local Government
  Assistance Corp., due 4/01/25 ............            34,830       34,830,000
New York State Medical Care Facilities
  Agency, due 11/01/03 .....................             7,600        7,600,000
New York State Medical Care Facilities
  Agency, due 11/01/08 .....................             3,600        3,600,000
New York State Medical Care Facilities
  Agency, due 8/15/14 ......................             2,110        2,110,000
New York State Medical Care Facilities
  Agency, due 8/15/22 ......................             6,595        6,595,000
New York State Medical Care Facilities
  Agency, due 2/05/29 ......................             5,625        5,625,000
New York State Thruway Authority,
  due 1/01/25 ..............................            12,665       12,665,000
New York State Thruway Authority,
  due 1/01/27 ..............................             7,000        7,000,000
New York State Thruway Authority,
  due 7/01/27 ..............................             5,000        5,000,000
North Little Rock, AR, Health Care,
  due 12/01/21 .............................             3,300        3,300,000
North Texas Higher Educational
  Authority, due 4/01/36 ...................             4,300        4,300,000
Orange County, FL, Health Facilities
  Authority, due 11/15/26 ..................             3,000        3,000,000
Pennsylvania State Higher Education
  Loan, due 1/01/18 ........................             4,000        4,000,000
Pitkin County, CO, Industrial
  Development Revenue, AMT, due 4/01/14 ....               800          800,000
Port Authority of New York and
  New Jersey, due 1/01/01 ..................            65,000       65,000,000
Puerto Rico Public Buildings
  Authority Revenue, due 7/01/25 ...........             9,330        9,330,000
Puerto Rico Electrical Power
  Authority, due 7/01/22 ...................            15,000       15,000,000
Rockport, IN, Pollution Control
  Revenue, due 7/01/25 .....................               400          400,000
Saint Charles Parish, LA, Pollution
  Control Authority, AMT, due 9/01/23 ......               200          200,000
Schenectady County, NY, Industrial
  Development, due 6/01/09 .................             1,830        1,830,000
Seneca, NY, Industrial Development
  Authority, due 10/01/21 ..................             3,700        3,700,000
Sevier County, TN, Public Building
  Authority, due 6/01/12 ...................             2,700        2,700,000
Sevier County, TN, Public Building
  Authority, due 6/01/17 ...................             2,115        2,115,000
South Carolina Educational Facility
  Authority, due 10/01/26 ..................             4,600        4,600,000
South Carolina Jobs Economic
  Development, due 12/01/12 ................               300          300,000
Southwestern, IL, Environmental
  Development Authority,
  due 11/01/25 .............................               300          300,000
State of Kentucky, Trust Receipts, AMT,
  due 5/01/29 ..............................             4,500        4,500,000
State of Kentucky, Trust Receipts, AMT,
  due 5/01/30 ..............................             1,440        1,440,000
Suffolk County, NY, Water Authority,
  due 2/06/01 ..............................             5,000        5,000,000
Trail County, ND, Solid Waste, AMT,
  due 12/01/11 .............................             2,000        2,000,000
Triborough Bridge and Tunnel
  Authority, NY, due 1/01/04 ...............             5,049        5,049,000
Triborough Bridge and Tunnel
  Authority, NY, due 6/07/09 ...............             6,930        6,930,000
Triborough Bridge and Tunnel
  Authority, NY, due 1/01/24 ...............            14,700       14,700,000
Utah State Board of Regents Student
  Loan, AMT, due 11/01/31 ..................             3,500        3,500,000
Warren and Washington County,
  NY, Industrial Development
  Revenue, due 11/01/98 ....................             7,800        7,800,000
Westchester County, NY, Industrial
  Development Revenue, due 7/01/98 .........             4,300        4,300,000
                                                                   ------------
                                                                    638,154,000
                                                                   ------------
TOTAL INVESTMENTS
  AT AMORTIZED COST ........................             100.2%     979,115,584
OTHER ASSETS, LESS LIABILITIES .............              (0.2)      (2,156,219)
                                                   -----------     ------------
NET ASSETS .................................             100.0%    $976,959,365
                                                   ===========     ============

AMT-Subject to Alternative Minimum Tax
* Variable rate demand notes have a demand feature under which the fund could tender them back to the issuer on no more than 7 days notice.
See notes to financial statements

 Landmark New York Tax Free Reserves
-------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES August 31, 1997

ASSETS:
Investments, at amortized cost (Note 1A) .........................................                $979,115,584
Cash .............................................................................                      67,857
Interest receivable ..............................................................                   6,593,255
Receivable for shares of beneficial interest sold ................................                      65,400
                                                                                                  ------------
 Total assets ....................................................................                 985,842,096
                                                                                                  ------------

LIABILITIES:
Payable for investments purchased ................................................                   7,061,670
Dividends payable ................................................................                   1,220,759
Payable for shares of beneficial interest repurchased ............................                       6,000
Payable to affiliates:
 Investment advisory fees (Note 3) ...............................................   $ 69,895
 Shareholder servicing agents' fees (Note 4B) ....................................    204,138          274,033
                                                                                     --------
Accrued expenses and other liabilities ...........................................                     320,269
                                                                                                  ------------
 Total liabilities ...............................................................                   8,882,731
                                                                                                  ------------

NET ASSETS for 977,055,067 shares of beneficial interest outstanding .............                $976,959,365
                                                                                                  ============

NET ASSETS CONSIST OF:
Paid-in capital ..................................................................                $977,055,067
Accumulated net realized loss on investments .....................................                     (95,702)
                                                                                                  ------------
 Total ...........................................................................                $976,959,365
                                                                                                  ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE ..................                       $1.00
                                                                                                         =====

See notes to financial statements

 Landmark New York Tax Free Reserves
-------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended August 31, 1997

INTEREST INCOME (NOTE 1B): .................................................................       $34,624,872

EXPENSES:
Administrative fees (Note 4A) .............................................   $2,405,573
Shareholder Servicing Agents' fees (Note 4B) ..............................    2,405,573
Investment Advisory fees (Note 3) .........................................    1,924,458
Distribution fees (Note 5) ................................................      962,229
Custodian fees ............................................................      324,071
Trustee fees ..............................................................       62,153
Auditing fees .............................................................       33,100
Shareholder reports .......................................................       30,497
Legal fees ................................................................       16,320
Registration fees .........................................................       12,229
Transfer agent fees .......................................................       12,000
Miscellaneous .............................................................       40,614
                                                                              ----------
 Total expenses ...........................................................    8,228,817
Less aggregate amounts waived by Investment Adviser, Administrator,
 and Distributor (Notes 3, 4A, and 5) .....................................   (1,965,931)
Less fees paid indirectly (Note 1E) .......................................       (8,746)
                                                                              ----------

 Net expenses .............................................................                          6,254,140
                                                                                                   -----------
 Net investment income ....................................................                         28,370,732
NET REALIZED LOSS ON INVESTMENTS ..........................................                            (72,184)
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                        $28,298,548
                                                                                                   ===========

See notes to financial statements

 Landmark New York Tax Free Reserves
-------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED AUGUST 31,
                                                                          -----------------------------------
                                                                               1997                 1996
                                                                          -------------         -------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income .................................................    $ 28,370,732          $ 25,500,541
Net realized loss on investments ......................................         (72,184)              (18,487)
                                                                          -------------         -------------
 Net increase in net assets resulting from operations .................      28,298,548            25,482,054
                                                                          -------------         -------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .................................................     (28,370,732)          (25,500,541)
                                                                          -------------         -------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST AT NET ASSET VALUE
  OF $1.00 PER SHARE (Note 6):
Net proceeds from sale of shares ......................................     945,401,701           982,347,236
Net asset value of shares issued to shareholders
 from reinvestment of dividends .......................................      13,827,379            13,151,748
Cost of shares repurchased ............................................    (923,889,022)         (820,918,087)
                                                                          -------------         -------------
Net increase in net assets from transactions in shares of
 beneficial interest ..................................................      35,340,058           174,580,897
                                                                          -------------         -------------
NET INCREASE IN NET ASSETS ............................................      35,267,874           174,562,410

NET ASSETS:
Beginning of period ...................................................     941,691,491           767,129,081
                                                                          -------------         -------------
End of period .........................................................   $ 976,959,365         $ 941,691,491
                                                                          =============         =============

See notes to financial statements

 Landmark New York Tax Free Reserves
-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                           YEAR ENDED AUGUST 31
                                              -----------------------------------------------------------------------
                                                 1997         1996            1995           1994             1993
                                               --------     --------        --------       --------          --------
Net Asset Value, beginning of period           $1.00000     $1.00000        $1.00000       $1.00000         $1.00000
Net investment income ..............            0.02949      0.02936         0.03136        0.01954          0.01858
Dividends from net investment income           (0.02949)    (0.02936)       (0.03136)      (0.01954)        (0.01858)
                                               --------     --------        --------       --------         --------
Net Asset Value, end of period .....           $1.00000     $1.00000        $1.00000       $1.00000         $1.00000
                                               ========     ========        ========       ========         ========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)      $976,959     $941,691        $767,129       $684,687         $607,992
Ratio of expenses to average net assets           0.65%        0.65%           0.65%          0.65%            0.65%
Ratio of net investment income to average
 net assets ........................              2.95%        2.92%           3.15%          1.96%            1.86%
Total return .......................              2.99%        2.98%           3.18%          1.97%            1.87%

   Note: If agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated
   and the expenses were not reduced for fees paid indirectly for the years after August 31, 1995, the net investment income per share and ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE ....           $0.02739     $0.02725        $0.02917       $0.01715         $0.01628

RATIOS:
Expenses to average net assets .....              0.86%        0.86%           0.87%          0.88%            0.88%
Net investment income to
 average net assets ................              2.74%        2.71%           2.93%          1.72%            1.63%

See notes to financial statements

 Landmark New York Tax Free Reserves
-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark New York Tax Free Reserves (the "Fund") is a separate non-diversified series of Landmark Multi-State Tax Free Funds (the "Trust") which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Trust's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers through various Shareholder Servicing Agents.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. VALUATION OF INVESTMENTS -- Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

B. INTEREST INCOME -- Interest income consists of interest accrued and accretion of market discount less the amortization of any premium on the investments of the Fund.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $23,518 of which $5,031 will expire on August 31, 1999, $18,487 will expire on August 31, 2005. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more Funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

E. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

F. OTHER -- Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

(2) DIVIDENDS
The net income of the Fund is determined once daily, as of 12:00 noon, Eastern time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), on or prior to the last business day of the month.

(3) INVESTMENT ADVISORY FEES
The Investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $1,924,458 of which $780,422 was voluntarily waived for the year ended August 31, 1997. The investment advisory fee is computed at the annual rate of 0.20% of the Fund's average daily net assets.

(4) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust on behalf of each Fund may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, is computed at the annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $2,405,573 of which $694,026 was voluntarily waived for the year ended August 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or a director of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS FEES -- The Trust on behalf of the Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents fees amounted to $2,405,573, for the year ended August 31, 1997.

(5) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets. The Distribution fees amounted to $962,229 of which $491,483 was voluntarily waived for the year ended August 31, 1997. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.10% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payments of such additional fees have been made during the period.

(6) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value). (7) INVESTMENT TRANSACTIONS Purchases, and maturities and sales, of money market instruments aggregated $1,976,843,115 and $1,995,879,071, respectively, for the year ended August 31, 1997.

(8) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
The cost of investment securities owned at August 31, 1997, for federal income tax purposes, amounted to $979,115,584.

(9) LINE OF CREDIT
The Fund, along with other Landmark Funds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1997, the commitment fee allocated to the Fund was $4,169. Since the line of credit was established, there have been no borrowings.

-------------------------------------------------------------------------------
 INDEPENDENT
 AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF LANDMARK NEW YORK TAX FREE RESERVES:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Landmark New York Tax Free Reserves, a separate series of Landmark Multi-State Tax Free Funds (the "Trust") (a Massachusetts business trust), as of August 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1997 and 1996, and the financial highlights for each of the years in the five-year period ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark New York Tax Free Reserves at August 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1997

SHAREHOLDER
SERVICING AGENTS
-------------------------------------------------------------------------------
FOR RETAIL BANKING AND BUSINESS
AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call your Citigold Executive or, in NY or CT, or (800) 285-1701, for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
Master Trust Accounts
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9659

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City

[logo] LANDMARK(SM) FUNDS
       Advised by Citibank, N.A.

LANDMARK
CALIFORNIA
TAX FREE
RESERVES

ANNUAL
REPORT
August 31, 1997

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

-----------------------------------|-|------------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould LLP
150 Federal Street, Boston, MA 02110

-----------------------------------|-|------------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

CATFR/A/97                            Printed on Recycled Paper [recycle logo]

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

     Despite the heightened volatility of the longer term financial markets over the past 12 months, tax-exempt money market securities once again provided competitive returns for shareholders seeking a level of tax-free income commensurate with a stable net asset value. The period was generally characterized by an economy that many economists consider ideal: moderate growth coupled with low inflation. Yet, the road to this environment was a bumpy one, marked by periods of stronger-than-expected growth that occasionally unsettled the longer term stock and bond markets. California residents who sought the safety of tax-exempt money market funds were largely unaffected by these markets' volatility.

     In this environment, the Landmark Funds' investment adviser, Citibank, N.A., continued to manage Landmark California Tax Free Reserves with the goal of achieving its investment objectives: providing high levels of current income that are largely exempt from federal and California personal income taxes, preservation of capital and liquidity. The Fund seeks to offer an attractive yield by investing primarily in high-quality short-term municipal obligations issued by California, its municipalities and their agencies.

     This report reviews the Fund's investment activities and performance during the 12 months ended August 31, 1997, and provides a summary of Citibank's perspective on and outlook for the tax-exempt money market securities marketplace. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip W. Coolidge

    Philip W. Coolidge
    President
    September 15, 1997

TABLE OF CONTENTS
--------------------------------------------------------------------------------
LANDMARK CALIFORNIA
 TAX FREE RESERVES
 1  A Letter to Our Shareholders
--------------------------------------------------------------------------------
 2  Market Environment
    Fund Snapshot
--------------------------------------------------------------------------------
    Fund Quotes from the Portfolio Manager
 3  The Portfolio Manager Responds
    Strategy and Outlook
--------------------------------------------------------------------------------
 4  Fund Data
    7-Day Yield Comparisons
--------------------------------------------------------------------------------
 5  Portfolio of Investments
--------------------------------------------------------------------------------
 8  Statement of Assets and Liabilities
--------------------------------------------------------------------------------
 9  Statement of Operations
--------------------------------------------------------------------------------
10  Statement of Changes in Net Assets
--------------------------------------------------------------------------------
11  Financial Highlights
--------------------------------------------------------------------------------
12  Notes to Financial Statements
--------------------------------------------------------------------------------
14  Independent Auditors' Report

Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested.

--------------------------------------------------------------------------------
  MARKET ENVIRONMENT

     In our semi-annual report to shareholders six months ago, we stated, "If economic growth during the first half of 1997 is as strong as it was in the fourth quarter of 1996, the resulting increase in inflationary pressures could prompt the Federal Reserve to raise key short-term interest rates." In fact, the economy grew at a rate of 4.9% during the first three months of 1997. In response, the Federal Reserve Board raised the federal funds rate, the interest rate banks charge each other for overnight loans, by a modest one-quarter of a percentage point. Yields on AAA-rated, one-year tax-exempt notes issued by California rose accordingly.

     The Federal Reserve's move toward a more restrictive monetary policy proved to be an isolated event during the first half of the year. U.S. economic growth moderated to a 3.6% rate during the second quarter of the year. As the financial markets became more complacent about the potential for a reacceleration of inflation, tax-exempt money market yields drifted lower.

     Yields of short-term municipal securities were affected by the strong economy in another important way: strong tax revenues reduced or eliminated issuers' budget deficits, so they required less issuance of municipal securities. California state and local financial conditions were particularly helped by the creation of new jobs in the technology, entertainment and telecommunications industries. While some municipal bond investors shifted funds to the high-flying stock market, it was not sufficient to significantly offset demand from other investors seeking the tax advantages of municipal bonds. This supply-demand imbalance helped keep yields on California municipal bonds low relative to their historical relationships with taxable money market securities, including U.S. Treasury bills.

--------------------------------------------------------------------------------
  FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS               DIVIDENDS
March 10, 1992                           Declared daily, paid monthly

NET ASSETS AS OF 8/31/97                 CAPITAL GAINS
$207.3 million                           Distributed annually, if any

FUND OBJECTIVE                           BENCHMARKS
To provide its shareholders with         o Lipper California Tax Exempt
high levels of current income              Money Market Funds Average
exempt from both Federal and             o IBC California Tax Free Money
California personal income                 Funds Average
taxes,* preservation of capital
and liquidity.                           INVESTMENT ADVISER
                                         Citibank, N.A.

*A portion of the income may be subject to the Federal Alternative
 Minimum Tax (AMT). Consult your personal tax advisor.

--------------------------------------------------------------------------------
  FUND QUOTES FROM THE PORTFOLIO MANAGER

"Because the supply of new short-term municipal securities continued to decline, yields on tax-exempt notes outperformed their taxable equivalents."

"We found the best relative values in the "floater" market; that is, short-term tax-exempt notes with variable interest rates."

"We've had no problems maintaining the Fund's Tier One credit quality in California's strong economic environment."

--------------------------------------------------------------------------------
  THE PORTFOLIO MANAGER RESPONDS

     Our primary strategy during the reporting period was to take advantage of changes in the supply of and demand for short-term municipal securities. Because California and its municipalities typically issue millions of dollars of securities at a time, yields tend to rise during periods of issuance and fall when no paper is being issued.

     Accordingly, we attempted to match the Fund's average maturity to the market's issuance calendar. Just prior to times of plentiful issuance, when tax-exempt yields were highest, we reduced the Fund's average maturity to as low as 29 days in order to free up cash for the purchase of higher-yielding municipal securities as they became available. After such purchases, the Fund's average maturity naturally lengthened to as high as 77 days, which enabled us to maintain relatively high yields as prevailing rates declined.

     We found competitive yields and high credit quality in a variety of short-term tax-exempt notes, including notes issued by school districts. In addition, we increased our exposure to variable-rate tax-exempt notes. We preferred these so-called "floater" securities because of their attractive yields.

--------------------------------------------------------------------------------
  STRATEGY AND OUTLOOK

     We remain cautiously optimistic about market conditions for tax-exempt securities. We are cautious because of short-term concerns regarding the U.S. economy's strength, yet we are optimistic about the short-term segment of the municipal bond market because of the continuing imbalance of supply and demand. If we see another period of robust economic growth, the Federal Reserve may be likely to raise short-term interest rates further in an attempt to forestall an acceleration of inflation. Yields on short-term fixed-income securities would probably rise under these circumstances, but short-term municipal securities should outperform comparable taxable securities because of the scarcity of supply relative to demand.

     Over the longer term, however, we are optimistic about the U.S. economy's resiliency and the long-term tax advantages of municipal bonds. In our view, any short-term inflationarY pressures, such as higher wages in a tight labor market, should be offset by long-term economic factors, such as continued productivity gains and global competition. Furthermore, strong regional economic conditions should continue to support job growth and tax revenues in California. As a result, we see little potential for significantly higher interest rates over the long term.

     Our strategy in this environment is to take advantage of short-term market swings caused by economic and supply-demand influences. We intend to shorten the Fund's average maturity in anticipation of periods of greater issuance and higher interest rates. Conversely, we intend to lengthen the Fund's average maturity just after periods of issuance and when we expect interest rates to fall. By capturing higher yielding municipal securities as they become available, we hope to continue to provide our shareholders with competitive tax-exempt yields commensurate with safety.

--------------------------------------------------------------------------------
  FUND DATA All Periods Ending August 31, 1997

                                                                                 TOTAL RETURNS
                                                                     ----------------------------------------
                                                                                                   SINCE
                                                                      ONE          FIVE       MARCH 10, 1992
                                                                      YEAR        YEARS*        INCEPTION*
                                                                     -----        ------        -----------
Landmark California Tax Free Reserves ..........................     2.94%        2.87%            2.86%
Lipper California Tax Exempt Money Market Funds Average ........     2.96%        2.68%            2.69%+

 * Average Annual Total Return
 + Since 2/29/92

7-DAY YIELDS
------------
Annualized Current         2.77%
Effective                  2.81%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven day period is assumed to be reinvested.

The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

IMPORTANT TAX INFORMATION
-------------------------
     For the fiscal year ended August 31, 1997, the Fund paid $0.02899 per share to shareholders from net investment income. For such period, the Fund designated all dividends paid as exempt-interest dividends. Thus, 100% of these distributions were exempt from Federal income tax and 85.6% of dividends earned were also exempt from California personal income tax. In addition, 10.5% of the dividends were derived from income earned from certain municipal obligations which may be subject to Federal Alternative Minimum Tax (AMT).

--------------------------------------------------------------------------------
  7-DAY YIELD COMPARISONS

As the graph illustrates, Landmark California Tax Free Reserves generally provided a similar annualized seven-day yield to that of a comparable IBC's Money Fund Report AverageTM, as published in IBC Money Fund ReportTM, for the one year period.

       COMPARISON OF 7-DAY YIELDS FOR LANDMARK CALIFORNIA TAX FREE RESERVE
                 VS. IBC CALIFORNIA TAX FREE MONEY FUNDS AVERAGE


Landmark CALIFORNIA TAX FREE RESERVES

                                    IBC
                      Landmark   California
                     California   Tax Free
                      Tax Free     Funds
                      Reserves    Average
                      --------    --------
           9/3/96      2.78%       2.84%
           9/10/96     2.57%       2.67%
           9/17/96     2.68%       2.78%
           9/24/96     2.84%       2.94%
          10/1/96      2.97%       3.09%
          10/8/96      2.67%       2.72%
          10/15/96     2.79%       2.79%
          10/22/96     2.83%       2.88%
          10/29/96     2.86%       2.92%
          11/5/96      2.86%       2.92%
          11/12/96     2.76%       2.78%
          11/19/96     2.83%       2.87%
          11/26/96     2.84%       2.88%
          12/3/96      2.87%       2.95%
          12/10/96     2.69%       2.67%
          12/17/96     2.83%       2.85%
          12/24/96     3.05%       3.09%
          12/31/96     3.13%       3.24%
           1/7/97      2.76%       2.78%
           1/14/97     2.73%       2.75%
           1/21/97     2.76%       2.80%
           1/28/97     2.79%       2.81%
           2/4/97      2.88%       2.91%
           2/11/97     2.75%       2.71%
           2/18/97     2.74%       2.70%
           2/25/97     2.75%       2.72%
           3/4/97      2.75%       2.74%
           3/11/97     2.56%       2.52%
           3/18/97     2.49%       2.44%
           3/25/97     2.63%       2.63%
           4/1/97      2.81%       2.77%
           4/8/97      2.73%       2.69%
           4/15/97     2.83%       2.81%
           4/22/97     3.07%       3.06%
           4/29/97     3.42%       3.49%
           5/6/97      3.39%       3.41%
           5/13/97     3.29%       3.29%
           5/20/97     3.25%       3.25%
           5/27/97     3.19%       3.20%
           6/3/97      3.17%       3.14%
           6/10/97     2.98%       2.91%
           6/17/97     3.18%       3.13%
           6/24/97     3.29%       3.24%
           7/1/97      3.33%       3.33%
           7/8/97      3.02%       2.93%
           7/15/97     2.90%       2.81%
           7/22/97     2.98%       2.89%
           7/29/97     3.01%       2.94%
           8/5/97      2.99%       2.92%
           8/12/97     2.84%       2.77%
           8/19/97     2.84%       2.77%
           8/26/97     2.76%       2.70%


Notes: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns would have been lower .

  Landmark California Tax Free Reserves
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS August 31, 1997

                                PRINCIPAL
                                 AMOUNT
ISSUER                      (000'S OMITTED)   VALUE
--------------------------------------------------------------------------------

 TAX EXEMPT COMMERCIAL PAPER -- 9.5%

California Pollution Control
   Finance Authority,
   3.55% due 10/09/97 ......................       $     2,000     $  2,000,000
California Pollution Control
   Finance Authority,
   3.65% due 10/16/97 ......................             3,550        3,550,000
California Pollution Control
   Finance Authority,
   3.70% due 11/21/97 ......................             1,000        1,000,000
Long Beach, CA, Harbor Authority, AMT,
   3.70% due 9/09/97 .......................             2,600        2,600,000
Long Beach, CA, Harbor Authority, AMT,
   3.60% due 10/07/97 ......................             4,500        4,500,000
Puerto Rico Commonwealth
   Government Development Authority,
   3.45% due 10/21/97 ......................             2,000        2,000,000
Puerto Rico Commonwealth
   Government Development Authority,
   3.60% due 11/05/97 ......................             4,000        4,000,000
                                                                   ------------
                                                                     19,650,000
                                                                   ------------
--------------------------------------------------------------------------------
 ANNUAL AND SEMI-ANNUAL
      TENDER REVENUE BONDS AND
      NOTES (PUTS) -- 6.6%

California Housing Finance
   Agency Revenue, AMT,
   5.65% due 2/01/98 .......................               500          503,639
California Housing Finance
   Agency Revenue, AMT,
   3.95% due 8/01/98 .......................             2,000        2,000,000
California Pollution Control
   Finance Authority,
   3.90% due 11/15/97 ......................             1,635        1,635,652
California State,
   3.55% due 10/15/97 ......................             5,000        5,000,000
California Student Loan, AMT,
   3.95% due 6/01/98 .......................             2,600        2,600,000
Puerto Rico Industrial,
   Medical and Environmental,
   3.75% due 12/01/97 ......................             2,000        2,000,000
                                                                   ------------
                                                                     13,739,291
                                                                   ------------
--------------------------------------------------------------------------------
 BOND ANTICIPATION NOTES,
      TAX AND REVENUE ANTICIPATION
      NOTES AND GENERAL
      OBLIGATION BONDS AND
      NOTES -- 14.7%

Alameda County, CA, Tax and Revenue
   Anticipation Notes,
   4.50% due 7/22/98 .......................             1,000        1,005,118
California State, School Cash
   Reserve Notes,
   4.75% due 7/02/98 .......................             4,000        4,028,851
Kern County, CA, Tax and Revenue
   Anticipation Notes,
   4.50% due 10/02/97 ......................             1,600        1,601,115
Los Angeles County, CA, Unified School
   Tax and Revenue Anticipation Notes,
   4.50% due 9/30/97 .......................             1,500        1,500,633
Los Angeles County, CA, Unified School
   Tax and Revenue Anticipation Notes,
   4.50% due 6/30/98 .......................             4,000        4,020,709
Oregon, WI, School District
   Bond Anticipation Notes,
   4.50% due 4/15/98 .......................             4,000        4,009,510
Puerto Rico Commonwealth Aqueduct
   Sewer Authority Revenue,
   7.88% due 7/01/98 .......................             2,500        2,630,195
Puerto Rico Commonwealth Aqueduct
   Sewer Revenue, due 7/01/17 ..............             1,500        1,579,873
Sacramento County, CA, Municipal
   Utility District Electric Revenue,
   4.50% due 7/01/98 .......................             2,865        2,882,311
Sacramento County, CA, Tax and
   Revenue Anticipation Notes,
   4.50% due 9/30/97 .......................             5,250        5,252,213
Sacramento County, CA,
   Tax and Revenue Anticipation Notes,
   4.00% due 11/26/97 ......................             2,000        2,002,092
                                                                   ------------
                                                                     30,512,620
                                                                   ------------
--------------------------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES* -- 68.8%

Alameda County, CA, Industrial
   Development Authority,
   due 5/01/27 .............................             2,150        2,150,000
Bassett, CA, Union Free School
   District Capital Improvement,
   due 5/01/17 .............................             6,435        6,435,000
California Health Facilities Finance
   Authority, due 7/01/05 ..................             4,300        4,300,000
California Health Facilities Finance
   Authority, due 7/01/12 ..................               100          100,000
California Health Facilities Finance
   Authority, due 7/01/16 ..................               100          100,000
California Health Facilities Finance
   Authority, due 7/01/18 ..................             1,000        1,000,000
California Health Facilities Finance
   Authority, due 7/01/20 ..................             1,100        1,100,000
California Health Facilities Finance
   Authority, due 7/01/21 ..................               100          100,000
California Health Facilities Finance
   Authority, St. Francis Hospital,
   due 11/01/19 ............................             3,000        3,000,000
California Pollution Control Finance
   Authority, due 9/01/13 ..................             1,100        1,100,000
California Pollution Control Finance
   Authority, AMT, due 9/01/18 .............               200          200,000
California Pollution Control Finance
   Authority, AMT, due 9/01/20 .............               350          350,000
California Pollution Control Finance
   Authority, Pacific Gas & Electric,
   due 11/01/26 ............................               300          300,000
California Pollution Control Finance
   Authority, Shell Oil, due 10/01/07 ......               400          400,000
California Pollution Control Finance
   Authority, Shell Oil, due 10/01/08 ......             3,500        3,500,000
California Pollution Control Finance
   Authority, Shell Oil, due 10/01/09 ......               100          100,000
California Pollution Control Finance
   Authority, Shell Oil, due 10/01/11 ......             1,200        1,200,000
California Pollution Control Solid
   Waste, AMT, due 10/01/07 ................             2,500        2,500,000
California State General Obligation
   Bonds, due 6/01/13 ......................             4,000        4,000,000
California State General Obligation
   Bonds, due 6/01/14 ......................             4,000        4,000,000
California State General Obligation
   Bonds, due 8/01/15 ......................             1,200        1,200,000
California Statewide Community
   Development, due 11/01/15 ...............             1,515        1,515,000
Carlsbad, CA, Multi-Family Housing
   Revenue, due 6/01/11 ....................               400          400,000
Charleston County, SC, Industrial
   Revenue, due 1/01/07 ....................               400          400,000
Chicago, IL, O' Hare International
   Airport Revenue, AMT,
   due 7/01/10 .............................               500          500,000
Clayton County, GA, Housing Authority,
   due 1/01/21 .............................               700          700,000
Clipper, CA, Tax Exempt Trust,
   due 5/01/06 .............................             2,910        2,910,000
Clipper, CA, Tax Exempt Trust,
   due 8/01/26 .............................             4,875        4,875,000
Cocke County, IN, Industrial
   Development Board Development,
   AMT, due 10/01/24 .......................             2,310        2,310,000
Cocke County, IN, Industrial
   Development Board Development,
   AMT, due 5/01/25 ........................             1,000        1,000,000
Concord, CA, Multi-Family Mortgage
   Revenue, due 7/15/18 ....................               400          400,000
Eastern, CA, Municipal Water District
   Revenue, AMT, due 7/01/20 ...............             4,650        4,650,000
Effingham County, GA, Development
   Authority, due 4/01/37 ..................               400          400,000
Fontana, CA, Airport Development
   Revenue, due 11/01/07 ...................             4,395        4,395,000
Foothill/Eastern Transportation Toll
   Authority, due 1/02/35 ..................             2,000        2,000,000
Hawkins County, TN, Industrial
   Development Board, due 10/01/27 .........             1,350        1,350,000
Independent Cities, CA, Lease Revenue,
   due 6/01/98 .............................               100          100,000
Indiana Health Facilities Finance
   Authority Revenue, due 1/01/12 ..........             2,400        2,400,000
Kentucky Economic Development
   Finance Authority, due 11/01/20 .........             1,000        1,000,000
Kern County, CA, Certificates of
   Participation, due 12/01/21 .............             9,000        9,000,000
Los Angeles, CA, due 5/15/20 ...............             1,200        1,200,000
Los Angeles County, CA, Certificates
   of Participation, due 11/01/05 ..........               300          300,000
Los Angeles County, CA, Regional
   Airport Lease, due 12/01/24 .............               400          400,000
Los Angeles County, CA, Regional
   Airport Lease, due 12/01/25 .............             3,400        3,400,000
Metropolitan Water District, SC
   Waterworks Revenue, due 6/01/23 .........               990          990,000
Missouri State Health & Educational
   Facilities Authority, due 11/01/19 ......               800          800,000
Monterey Peninsula, CA, Water
   Authority, due 7/01/22 ..................               500          500,000
Moorhead, MN, Solid Waste Disposal,
   AMT, due 4/01/12 ........................             3,000        3,000,000
New Hampshire Health and Education,
   due 6/01/23 .............................             1,300        1,300,000
New York State Medical Care Facilities
   Finance Authority, due 8/15/22 ..........               700          700,000
North Little Rock, AR, Health Facilities,
   AMT, due 12/01/21 .......................             1,700        1,700,000
Ontario, CA, Multi-Family Housing
   Revenue, due 12/01/05 ...................             1,000        1,000,000
Peoria, IL, Industrial Development
   Revenue, AMT, due 2/01/27 ...............             1,000        1,000,000
Peoria, IL, Solid Waste Disposal, AMT,
   due 1/01/27 .............................             2,500        2,500,000
Pittsburgh, CA, Mortgage Obligation,
   Series A, due 12/30/22 ..................             2,400        2,400,000
Puerto Rico Commonwealth
   Government Development
   Authority, due 12/01/15 .................             2,000        2,000,000
Puerto Rico Electric Power Authority,
   due 7/01/22 .............................             5,700        5,700,000
Puerto Rico University Revenue,
   due 6/01/25 .............................             1,875        1,875,000

Quakertown, PA, General Authority
   Revenue, due 7/01/26 ....................             2,000        2,000,000
Redlands, CA, Multi-Family Housing
   Revenue, due 2/01/16 ....................               600          600,000
Sacramento County, CA, Multi-Family
   Housing Authority, AMT,
   due 5/01/27 .............................             4,500        4,500,000
San Francisco, CA, International Airport
   Revenue, due 5/01/16 ....................             8,000        8,000,000
Santa Clara County, CA, AMT,
   due 6/01/15 .............................             1,100        1,100,000
Southhampton County, VA, Industrial
   Development Authority, AMT,
   due 4/01/15 .............................               500          500,000
Southern California Public Power
   Project Authority, due 7/01/12 ..........            10,765       10,765,000
Tustin County, CA, Improvement Bond,
   due 9/02/13 .............................             3,000        3,000,000
Wake County, NC, Pollution Control
   Finance Authority, due 9/01/15 ..........             2,000        2,000,000
Washington State Health Care
   Facilities Financing Authority,
   due 1/01/23 .............................               965          965,000
Washoe County, NV, Water Facility
   Revenue, AMT, due 12/01/20 ..............               200          200,000
Western Riverside County, CA
   due 4/01/28 .............................               700          700,000
                                                                   ------------
                                                                    142,535,000
                                                                   ------------
TOTAL INVESTMENTS, AT
   AMORTIZED COST ..........................              99.6%     206,436,911
OTHER ASSETS, LESS
   LIABILITIES .............................               0.4          908,383
                                                         -----     ------------
NET ASSETS .................................             100.0%    $207,345,294
                                                         =====     ============

AMT - Subject to Alternative Minimum Tax
* Variable rate demand notes have a demand feature under which the fund could tender them back to the issuer on no more than 7 day's notice.

See notes to financial statements

  Landmark California Tax Free Reserves
--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES August 31, 1997

ASSETS:
Investments, at amortized cost (Note 1A) .....................................................    $206,436,911
Cash .........................................................................................          65,464
Interest receivable ..........................................................................       1,380,031
Receivable for shares of beneficial interest sold ............................................          24,000
                                                                                                  ------------
 Total assets ................................................................................     207,906,406
                                                                                                  ------------
LIABILITIES:
Dividends payable ............................................................................         409,904
Payable to affiliate:
  Investment Advisory fee (Note 3) ................................................... $14,811
  Shareholder Servicing Agent's fee (Note 4B) ........................................  43,758          58,569
                                                                                       -------
Accrued expenses and other liabilities .......................................................          92,639
                                                                                                  ------------
 Total liabilities ...........................................................................         561,112
                                                                                                  ------------
NET ASSETS for 207,353,053 shares of beneficial interest outstanding .........................    $207,345,294
                                                                                                  ============
NET ASSETS CONSIST OF:
Paid-in capital ..............................................................................    $207,353,053
Accumulated net realized loss on investments .................................................         (7,759)
                                                                                                  ------------
 Total .......................................................................................    $207,345,294
                                                                                                  ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE ..............................           $1.00
                                                                                                         =====

See notes to financial statements

  Landmark California Tax Free Reserves
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS For the Year Ended August 31, 1997

INVESTMENT INCOME (Note 1B) ....................................................                    $6,538,208
EXPENSES:
Administrative fees (Note 4A) ..................................................    $  459,224
Shareholder Servicing Agents' fees (Note 4B) ...................................       459,224
Investment Advisory fees (Note 3) ..............................................       367,379
Distribution fees (Note 5) .....................................................       183,689
Custodian fees .................................................................       121,115
Auditing fees ..................................................................        32,800
Trustee fees ...................................................................        18,381
Shareholder reports ............................................................        17,625
Transfer agent fees ............................................................        12,000
Legal fees .....................................................................        11,120
Registration fees ..............................................................           255
Miscellaneous ..................................................................        11,737
                                                                                    ----------
    Total expenses .............................................................     1,694,549
Less aggregate amounts waived by Investment Adviser, Administrator,
  and Distributor (Notes 3, 4A and 5) ..........................................      (498,468)
Less fees paid indirectly (Note 1E) ............................................        (2,324)
                                                                                    ----------
    Net expenses ...............................................................                     1,193,757
                                                                                                    ----------
    Net investment income ......................................................                     5,344,451
NET REALIZED GAIN ON INVESTMENTS ...............................................                           990
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................                    $5,345,441
                                                                                                    ==========

See notes to financial statements

  Landmark California Tax Free Reserves
--------------------------------------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED AUGUST 31,
                                                                                        ------------------------------
                                                                                             1997            1996
                                                                                        -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income ....................................................              $   5,344,451    $   3,435,564
Net realized gain on investments .........................................                        990               24
                                                                                        -------------    -------------
Net increase in net assets resulting from operations .....................                  5,345,441        3,435,588
                                                                                        -------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ....................................................                 (5,344,451)      (3,435,564)
                                                                                        -------------    -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST AT NET ASSET VALUE OF $1.00 PER
  SHARE (Note 6):
Proceeds from sale of shares .............................................                304,389,018      376,454,761
Net asset value of shares issued to shareholders from reinvestment of dividends             1,106,914        1,348,624
Cost of shares repurchased ...............................................               (248,708,463)    (279,078,886)
                                                                                        -------------    -------------
Net increase in net assets from
  transactions in shares of beneficial interest ..........................                 56,787,469       98,724,499
                                                                                        -------------    -------------
NET INCREASE IN NET ASSETS ...............................................                 56,788,459       98,724,523
NET ASSETS:
Beginning of period ......................................................                150,556,835       51,832,312
                                                                                        -------------    -------------
End of period ............................................................              $ 207,345,294    $ 150,556,835
                                                                                        =============    =============

See notes to financial statements

  Landmark California Tax Free Reserves
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED AUGUST 31,
                                                   -----------------------------------------------------------------
                                                      1997         1996          1995         1994           1993
                                                   --------      --------      --------     --------        --------
Net Asset Value, beginning of period               $1.00000      $1.00000      $1.00000     $1.00000        $1.00000
Net investment income ...............               0.02899       0.03089       0.03434      0.02288         0.02467
Less dividends from net investment income          (0.02899)     (0.03089)     (0.03434)    (0.02288)       (0.02467)
                                                   --------      --------      --------     --------        --------
 Net Asset Value, end of period .....              $1.00000      $1.00000      $1.00000     $1.00000        $1.00000
                                                   ========      ========      ========     ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)          $207,345      $150,557      $ 51,832     $ 52,863        $ 37,808
Ratio of expenses to average net assets               0.65%         0.42%         0.30%        0.25%           0.00%
Ratio of net investment income to average
  net assets ........................                 2.91%         3.05%         3.43%        2.30%           2.42%
Total return ........................                 2.94%         3.13%         3.49%        2.31%           2.50%

Note: If Agents of the Fund had not voluntarily waived all or a portion of their fees from the Fund for the period indicated and the Administrator had not voluntarily assumed expenses for the periods before August 31, 1996, and the expenses were not reduced for the fees paid indirectly for the years after August 31, 1995, the ratios and net investment income per share would have been as follows:

Net investment income per share .....              $0.02630      $0.02481      $0.02513     $0.01423        $0.01121
RATIOS:
Expenses to average net assets ......                 0.92%         1.01%         1.21%        1.12%           1.32%
Net investment income to average net assets           2.64%         2.45%         2.51%        1.43%           1.10%

See notes to financial statements

  Landmark California Tax Free Reserves
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark California Tax Free Reserves (the "Fund") is a separate non-diversified series of Landmark Multi-State Tax Free Funds (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Trust's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes shares available to customers through various Shareholder Servicing Agents.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. VALUATION OF INVESTMENTS -- Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

B. INTEREST INCOME -- Interest income consists of interest accrued and accretion of market discount, less the amortization of any premium on the investments of the Fund.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $5,710, all which will expire August 31, 2004. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more Funds in a series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

E. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

F. OTHER -- Purchases, maturities and sales, of money market instruments are accounted for on the date of the transaction.

(2) DIVIDENDS
The net income of the Fund is determined once daily, as of 12:00 noon, Eastern time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), on or prior to the last business day of the month.

(3) INVESTMENT ADVISORY FEES
The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $367,379 of which $180,040 was voluntarily waived for the year ended August 31, 1997. The investment advisory fee is computed at the annual rate of 0.20% of the Fund's average daily net assets.

(4) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of each Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, LFBDS is entitled to an administrative fee from the Fund, as compensation for overall administrative services and general office facilities, which is computed at the annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $459,224, of which $158,041 was voluntarily waived for the year ended August 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENT FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agent fees amounted to $459,224 for the year ended August 31, 1997.

(5) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets. The Distribution fees amounted to $183,689, of which $160,387 was voluntarily waived for the year ended August 31, 1997. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.10% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payments of such additional fees have been made during the period.

(6) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

(7) INVESTMENT TRANSACTIONS
Purchases, and maturities and sales, of money market instruments aggregated $575,583,391 and $518,625,941, respectively, for the year ended August 31, 1997.

(8) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
The cost of investment securities owned at August 31, 1997, for federal income tax purposes, amounted to $206,436,911.

(9) LINE OF CREDIT
The Fund, along with other Landmark Funds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1997, the commitment fee allocated to the Fund was $777. Since the line of credit was established there have been no borrowings.

  Landmark California Tax Free Reserves
--------------------------------------------------------------------------------
  INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF LANDMARK CALIFORNIA TAX FREE RESERVES:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Landmark California Tax Free Reserves, a separate series of Landmark Multi-State Tax Free Funds (the "Trust") (a Massachusetts business trust), as of August 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1997 and 1996, and the financial highlights for each of the years in the five-year period ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark California Tax Free Reserves at August 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1997

--------------------------------------------------------------------------------
  SHAREHOLDER
  SERVICING AGENTS

FOR RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT,
(800) 285-1701, or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200,
(212) 820-2380 in New York City

[logo] LANDMARK
       FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Tax Free Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund

[Logo] LANDMARK(SM) FUNDS
            Advised by Citibank, N.A.

            LANDMARK
            CONNECTICUT
            TAX FREE
            RESERVES

            ANNUAL
            REPORT
            August 31, 1997

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould LLP
150 Federal Street,Boston, MA 02110

--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside of Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

CTFR/A/97     Printed on Recycled Paper [Recycle Symbol]

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     Despite the heightened volatility of the longer term financial markets over the past 12 months, tax-exempt money market securities once again provided competitive returns for shareholders seeking a level of tax-free income commensurate with a stable net asset value. The period was generally characterized by an economy that many economists consider ideal: moderate growth coupled with low inflation. Yet, the road to this environment was a bumpy one, marked by periods of stronger-than-expected growth that occasionally unsettled the longer term stock and bond markets. Investors who sought the safety of money market funds were largely unaffected by these markets' volatility.

     In this environment, the Landmark Funds' investment adviser, Citibank, N.A., continued to manage Landmark Connecticut Tax Free Reserves with the goal of achieving its investment objectives: providing high levels of current income that are largely exempt from federal and Connecticut personal income taxes, preservation of capital and liquidity. The Fund seeks to offer an attractive yield by investing primarily in high-quality short-term municipal obligations issued by Connecticut, its municipalities and their agencies.

     This report reviews the Fund's investment activities and performance during the 12 months ended August 31, 1997, and provides a summary of Citibank's perspective on and outlook for the tax-exempt money market securities marketplace. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip W. Coolidge

    Philip W. Coolidge
    President
    September 15, 1997

TABLE OF CONTENTS

LANDMARK CONNECTICUT
 TAX FREE RESERVES
--------------------------------------------------------------------------------
  1  A Letter to Our Shareholders
--------------------------------------------------------------------------------
  2  Market Environment
     Fund Snapshot
--------------------------------------------------------------------------------
     Fund Quotes from the Portfolio Manager
  3  The Portfolio Manager Responds
     Strategy and Outlook
--------------------------------------------------------------------------------
  4  Fund Data
     7-Day Yield Comparisons
--------------------------------------------------------------------------------
  5  Portfolio of Investments
--------------------------------------------------------------------------------
  8  Statement of Assets and Liabilities
--------------------------------------------------------------------------------
  9  Statement of Operations
--------------------------------------------------------------------------------
 10  Statement of Changes in Net Assets
--------------------------------------------------------------------------------
 11  Financial Highlights
--------------------------------------------------------------------------------
 12  Notes to Financial Statements
--------------------------------------------------------------------------------
 14  Independent Auditors' Report


-----------------------------------------
Remember that Mutual Fund Shares:
o  Are not bank deposits or FDIC insured
o  Are not obligations of or guaranteed by Citibank or Citicorp Investment
   Services
o Are subject to investment risks, including possible loss of the principal amount invested.

--------------------------------------------------------------------------------
  MARKET ENVIRONMENT
--------------------------------------------------------------------------------

     In our semi-annual report to shareholders six months ago, we stated, "If economic growth during the first half of 1997 is as strong as it was in the fourth quarter of 1996, the resulting increase in inflationary pressures could prompt the Federal Reserve to raise key short-term interest rates." In fact, the economy grew at a rate of 4.9% during the first three months of 1997. In response, the Federal Reserve Board raised the federal funds rate, the interest rate banks charge each other for overnight loans, by a modest one-quarter of a percentage point. Yields on AAA-rated, one-year Connecticut tax-exempt notes rose accordingly.

     The Federal Reserve's move toward a more restrictive monetary policy proved to be an isolated event during the first half of the year. U.S. economic growth quickly moderated to a 3.6% rate during the second quarter of the year, well below the level at which nflation becomes a problem. As the financial markets became more complacent about the potential for a reacceleration of inflation, tax-exempt money market yields drifted lower.

     Yields of short-term municipal securities were affected by the strong economy in another important way: strong tax revenues reduced Connecticut issuers' need to issue municipal securities. Consequently, short-term tax-exempt securities from Connecticut were in very short supply. Yet, while some municipal bond investors shifted funds to the high-flying stock market, it was not sufficient to significantly offset demand from other investors seeking the tax advantages of municipal bonds. This supply-demand imbalance helped keep yields on municipal bonds low relative to their historical relationships with taxable money market securities, including U.S. Treasury bills.

--------------------------------------------------------------------------------
  FUND SNAPSHOT
--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
December 1, 1993

NET ASSETS AS OF 8/31/97
$169.3 million

FUND OBJECTIVE
To provide its shareholders with high levels of current income exempt from both Federal and Connecticut personal income taxes,* preservation of capital and liquidity.

DIVIDENDS
Declared daily, paid monthly

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Lipper Connecticut Tax Exempt Money Market Funds Average
o IBC Connecticut Tax Free Money Funds Average

INVESTMENT ADVISER
Citibank, N.A.

*A portion of the income may be subject to the Federal Alternative Minimum Tax
 (AMT). Consult your personal tax advisor.

--------------------------------------------------------------------------------
  FUND QUOTES FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

"Because the supply of new short-term municipal securities continued to decline, yields on tax-exempt notes outperformed their taxable equivalents."

"We found the best relative values in the "floater" market; that is, short-term tax-exempt notes with variable interest rates."

"We've had no problems maintaining the Fund's Tier One credit quality in Connecticut's strong economic environment."

--------------------------------------------------------------------------------
  THE PORTFOLIO MANAGER RESPONDS
--------------------------------------------------------------------------------

     Our primary strategy during the reporting period was to take advantage of changes in the supply of and demand for Connecticut's short-term municipal securities. Because the state and its municipalities typically issue millions of dollars of securities at a time, yields tend to rise during periods of issuance and fall when no paper is being issued.

     Accordingly, we attempted to match the Fund's average maturity to the Connecticut market's issuance calendar. Just prior to times of plentiful issuance, when tax-exempt yields were highest, we reduced the Fund's average maturity to as low as 42 days in order to free up cash for the purchase of higher-yielding municipal securities as they became available. After such purchases, the Fund's average maturity naturally lengthened to as high as 83 days, which enabled us to maintain relatively high yields as prevailing rates declined.

     The lack of new bond issuance made it difficult to find attractively priced issues for the Fund. Nonetheless, we scoured the marketplace and found competitive yields and high credit quality in a variety of tax-exempt notes, typically those with maturities of about one year. However, the lack of supply of Connecticut paper at the shorter end of the yield curve caused us to invest about 27% of the Fund's assets in tax-exempt securities from Puerto Rico, which are exempt from federal and state taxes for U.S. residents. In addition, by the end of the reporting period, we had shifted much of the portfolio into variable-rate tax-exempt notes. We preferred these so-called "floater" securities because of their attractive yields.

--------------------------------------------------------------------------------
  STRATEGY AND OUTLOOK
--------------------------------------------------------------------------------

     We remain cautiously optimistic about market conditions for tax-exempt securities. We are cautious because of short-term concerns regarding the economy's strength, yet we are optimistic about the short-term segment of the municipal bond market because of the continuing imbalance of supply and demand. If we see another period of robust economic growth, the Federal Reserve may be likely to raise short-term interest rates further in an attempt to forestall an acceleration of inflation. Yields on short-term fixed-income securities would probably rise under these circumstances, but short-term municipal securities should outperform comparable taxable securities because of the scarcity of supply relative to demand.
     Over the longer term, however, we are optimistic about the U.S. economy's resiliency and the long-term tax advantages of municipal bonds. In our view, any short-term inflationary pressures, such as higher wages in a tight labor market, should be offset by long-term economic factors, such as continued productivity gains and global competition. As a result, we see little potential for significantly higher interest rates over the long term.
     Our strategy in this environment is to take advantage of short-term market swings caused by economic and supply-demand influences. We intend to shorten the Fund's average maturity in anticipation of periods of greater issuance and higher interest rates. Conversely, we intend to lengthen the Fund's average maturity just after periods of issuance and when we expect interest rates to fall. By capturing higher yielding municipal securities as they become available, we hope to continue to provide our Connecticut shareholders with competitive tax-exempt yields commensurate with safety.

--------------------------------------------------------------------------------
  FUND DATA All Periods Ending August 31, 1997
--------------------------------------------------------------------------------
                                                           TOTAL RETURNS
                                                       ---------------------
                                                                       SINCE
                                                         ONE          12/1/93
                                                         YEAR        INCEPTION*
                                                        ------       ----------
Landmark Connecticut Tax Free Reserves ...........       2.95%         3.07%
Lipper Connecticut Tax Exempt Money Market
 Funds Average ...,,,,,,,,,,......................       2.87%         2.81%+

* Average Annual Total Return
+ From 11/30/93

7-DAY YIELDS
------------
Annualized Current      2.74%
Effective               2.78%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven day period is assumed to be reinvested.

The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

IMPORTANT TAX INFORMATION
-------------------------
For fiscal year ended August 31, 1997, the Fund paid $0.02914 per share to shareholders from net investment income. For such period, the Fund designated all dividends paid as exempt-interest dividends. Thus, 100% of these distributions were exempt from Federal income tax and 77.8% of dividends earned were also exempt from Connecticut personal income tax. In addition, 10.1% of the dividends were derived from income earned from certain municipal obligations which may be subject to Federal Alternative Minimum Tax (AMT).

--------------------------------------------------------------------------------
  7-DAY YIELD COMPARISONS
--------------------------------------------------------------------------------

As the graph illustrates, Landmark Connecticut Tax Free Reserves provided a higher annualized seven-day yield to that of a comparable IBC's Money Fund Report AverageTM, as published in IBC's Money Fund ReportTM, for the one year period.

      COMPARISON OF 7-DAY YIELDS FOR LANDMARK CONNECTICUT TAX FREE RESERVES
                VS. IBC CONNECTICUT TAX FREE MONEY FUNDS AVERAGE

                     LANDMARK CONNECTICUT TAX FREE RESERVES

                                 IBC
                  Landmark   Connecticut
                Connecticut    Tax Free
                  Tax Free      Funds
                  Reserves     Average

   9/3/96          2.83%       2.70%
  9/10/96          2.71%       2.63%
  9/17/96          2.79%       2.71%
  9/24/96          2.88%       2.79%
  10/1/96          2.98%       2.91%
  10/8/96          2.64%       2.64%
  10/15/96         2.85%       2.71%
  10/22/96         2.93%       2.78%
  10/29/96         2.97%       2.80%
  11/5/96          2.91%       2.76%
  11/12/96         2.80%       2.63%
  11/19/96         2.87%       2.67%
  11/26/96         2.88%       2.78%
  12/3/96          2.92%       2.84%
  12/10/96         2.68%       2.61%
  12/17/96         2.83%       2.75%
  12/24/96         3.08%       2.95%
  12/31/96         3.19%       3.08%
   1/7/97          2.75%       2.68%
  1/14/97          2.76%       2.66%
  1/21/97          2.80%       2.74%
  1/28/97          2.78%       2.73%
   2/4/97          2.87%       2.78%
  2/11/97          2.71%       2.66%
  2/18/97          2.71%       2.67%
  2/25/97          2.73%       2.71%
   3/4/97          2.76%       2.72%
  3/11/97          2.55%       2.51%
  3/18/97          2.50%       2.50%
  3/25/97          2.63%       2.63%
   4/1/97          2.85%       2.77%
   4/8/97          2.79%       2.71%
  4/15/97          2.89%       2.79%
  4/22/97          3.07%       2.97%
  4/29/97          3.35%       3.29%
   5/6/97          3.37%       3.31%
  5/13/97          3.26%       3.20%
  5/20/97          3.25%       3.17%
  5/27/97          3.19%       3.12%
   6/3/97          3.12%       3.07%
  6/10/97          2.98%       2.90%
  6/17/97          3.12%       3.05%
  6/24/97          3.23%       3.16%
   7/1/97          3.31%       3.19%
   7/8/97          3.03%       2.93%
  7/15/97          2.91%       2.82%
  7/22/97          2.98%       2.90%
  7/29/97          3.02%       2.96%
   8/5/97          3.00%       2.93%
  8/12/97          2.84%       2.80%
  8/19/97          2.80%       2.79%
  8/26/97          2.78%       2.77%


Notes: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns would have been lower.

--------------------------------------------------------------------------------
  Landmark Connecticut Tax Free Reserves
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS August 31, 1997
--------------------------------------------------------------------------------
                                                     PRINCIPAL
                                                      AMOUNT
ISSUER                                            (000'S OMITTED)      VALUE
--------------------------------------------------------------------------------
 TAX EXEMPT COMMERCIAL
      PAPER--5.9%
--------------------------------------------------------------------------------
Connecticut State Health and
  Educational Facilities, AMT,
  3.55% due 10/09/97 .............................    $ 1,500     $  1,500,000
Connecticut State Housing Financial
  Authority, AMT,
  3.75% due 10/09/97 .............................      1,000        1,000,000
Puerto Rico Commonwealth
  Government Development
  Authority, 3.45% due 10/21/97 ..................      1,000        1,000,000
Puerto Rico Commonwealth
  Government Development
  Authority, 3.60% due 11/05/97 ..................      2,000        2,000,000
Puerto Rico Commonwealth
  Government Development
  Authority, 3.60% due 11/06/97 ..................      1,000        1,000,000
Puerto Rico Commonwealth
  Government Development
  Authority, 3.60% due 11/12/97 ..................      3,500        3,500,000
                                                                  ------------
                                                                    10,000,000
                                                                  ------------
--------------------------------------------------------------------------------
 BOND, TAX AND REVENUE
      ANTICIPATION NOTES AND
      GENERAL OBLIGATION BONDS
      AND NOTES--9.2%
--------------------------------------------------------------------------------
Beacon Falls, CT, Bond Anticipation
  Notes, 4.25% due 10/23/97 ......................      1,500        1,501,132
Fairfield, CT, Bond Anticipation Notes,
  4.00% due 1/14/98 ..............................      4,934        4,937,344
Litchfield, CT, Bond Anticipation Notes,
  4.10% due 10/23/97 .............................      4,175        4,177,577
Milford, CT, Bond Anticipation Notes,
  4.00% due 11/13/97 .............................      1,775        1,776,102
Naugatuck, CT, Bond Anticipation
  Notes, 4.00% due 3/26/98 .......................        500          500,869
Wilton, CT, Bond Anticipation Notes,
  4.50% due 7/21/98 ..............................      2,600        2,617,742
                                                                  ------------
                                                                    15,510,766
                                                                  ------------
--------------------------------------------------------------------------------
 ANNUAL AND SEMI-ANNUAL
      TENDER REVENUE BONDS AND
      NOTES (PUTS)--20.5%
--------------------------------------------------------------------------------
Connecticut State,
  6.00% due 3/01/98 ..............................    $ 3,000     $  3,035,455
Connecticut State,
  4.00% due 5/15/98 ..............................        200          200,133
Connecticut State,
  5.00% due 6/15/98 ..............................      3,450        3,481,562
Connecticut State Clean Water Fund,
  6.30% due 1/01/98 ..............................        250          252,030
Connecticut State Clean Water Fund,
  5.10% due 2/01/98 ..............................        500          502,832
Connecticut State Clean Water Fund,
  7.00% due 4/01/98 ..............................        200          203,671
Connecticut State Housing Financial
  Authority, AMT,
  3.60% due 11/15/97 .............................        685          685,000
Connecticut State Research Recovery
  Authority, 5.00% due 11/15/97 ..................      1,000        1,003,000
Connecticut State Special
  Assessment Unemployment,
  4.25% due 5/15/98 ..............................      3,150        3,159,842
Connecticut State Special Tax
  Obligation, 7.30% due 9/01/97 ..................      1,100        1,122,000
Connecticut State Special Tax
  Obligation, 7.60% due 9/01/97 ..................        500          510,000
Connecticut State Special Tax
  Obligation, 5.10% due 6/01/98 ..................      2,000        2,020,320
Glastonbury, CT, 5.00% due 12/15/97 ............          670          672,352
Hamden, CT, 4.00% due 8/14/98 ..................        4,000        4,008,236
New Britain, CT, 6.38% due 4/15/98 .............          900          914,500
New Milford, CT, 4.20% due 8/15/98 .............          485          486,776
North Tonawanda, NY, City School
  District, 4.85% due 6/01/98 ....................        386          388,379
Norwich, CT, 4.00% due 11/18/97 ................        2,880        2,881,120
Oregon, WI, School District,
  4.50% due 4/15/98 ..............................      3,375        3,383,025
Puerto Rico Commonwealth
  Aqueduct and Sewer Authority,
  7.88% due 7/01/98 ..............................      1,750        1,841,166
Puerto Rico Commonwealth
  Aqueduct and Sewer Authority,
  7.90% due 7/01/98 ..............................      1,200        1,264,326
Puerto Rico Industrial Medical and
  Environmental Authority,
  3.80% due 9/01/97 ..............................        500          500,000
Puerto Rico Industrial Medical and
  Environmental Authority,
  9.38% due 12/01/97 .............................      1,650        1,705,419
Ridgefield, CT, 5.15% due 11/15/97 ...............        525          526,596
                                                                  ------------
                                                                    34,747,740
                                                                  ------------
--------------------------------------------------------------------------------
 VARIABLE RATE DEMAND
      NOTES*--64.8%
--------------------------------------------------------------------------------
Brazos River Authority, Tx, Pollution
  Control Revenue,
  AMT, due 4/01/30 ...............................        300          300,000
Chesterfield County, Va,
  Industrial Development,
  due 2/01/03 ....................................      1,400        1,400,000
Chicago, Il, Industrial
  Development Revenue,
  due 12/01/16 ...................................      1,135        1,135,000
Clayton County, Ga,
  Housing Authority,
  due 1/01/21 ....................................      1,700        1,700,000
Colorado Health Facilities
  Authority Revenue,
  due 5/15/25 ....................................        800          800,000
Connecticut State,
  due 3/15/12 ....................................      3,500        3,500,000
Connecticut State,
  due 5/15/14 ....................................     11,500       11,500,000
Connecticut State Development
  Authority Revenue,
  due 8/01/23 ....................................      1,000        1,000,000
Connecticut State Health and
  Educational Facilities,
  due 6/10/30 ....................................      3,000        3,000,000
Connecticut State Housing
  Finance Authority,
  due 5/15/18 ....................................      4,500        4,500,000
Connecticut State Housing
  Finance Authority, AMT
  due 11/15/27 ...................................      8,000        8,000,000
Connecticut State
  Special Tax Obligations,
  due 12/01/10 ...................................      9,900        9,900,000
Decatur, Al, Industrial
  Development Authority, AMT,
  due 5/01/25 ....................................        300          300,000
Effingham County, Ga,
  Development Authority,
  due 4/01/37 ....................................        400          400,000
Florida Housing
  Finance Agency, AMT,
  due 6/01/26 ....................................      5,000        5,000,000
Fulton County, Ga, Industrial
  Development Authority, AMT,
  due 6/01/27 ....................................      2,400        2,400,000
Gulf Coast, Tx, Industrial
  Development Authority, AMT,
  due 4/01/28 ....................................        300          300,000
Hampton, Va, Redevelopment
  And Housing Authority,
  due 6/15/26 ....................................        300          300,000
Harris County, Tx, Health
  Development Facilities,
  due 2/15/27 ....................................        400          400,000
Hopewell, Va, Industrial Development
  Authority Revenue, AMT,
  due 4/01/15 ....................................      1,900        1,900,000
Indiana Health Facility Authority,
  due 8/01/06 ....................................        400          400,000
Iowa Financial Authority
  Health Care Facilities,
  due 4/01/10 ....................................      1,100        1,100,000
New Hampshire State Housing
  Financial Authority,
  due 7/01/03 ....................................      2,600        2,600,000
New York City Municipal
  Water Authority,
  due 6/15/22 ....................................        100          100,000
New York City Municipal
  Water Authority,
  due 6/15/24 ....................................        400          400,000
Orangeburg County, Sc,
  Solid Waste Disposal
  Authority, AMT,
  due 11/01/24 ...................................        300          300,000
Portland, Or, Special Obligation,
  due 6/15/27 ....................................      2,300        2,300,000
Puerto Rico Commonwealth
  Government Development
  Authority, due 7/01/24 .........................      2,000        2,000,000
Puerto Rico Commonwealth
  Government Development
  Authority, due 12/01/15 ........................     11,300       11,300,000
Puerto Rico Commonwealth
  Highway Authority,
  due 7/01/99 ....................................      3,785        3,785,000
Puerto Rico Commonwealth
  Highway Authority,
  due 7/01/13 ....................................     10,098       10,098,000
Puerto Rico Electrical
  Power Authority Power,
  due 7/01/22 ....................................      5,000        5,000,000
Rutherford County, TN,
  Industrial Development,
  due 6/01/03 ....................................      1,750        1,750,000
Seattle, Wa, Municipal
  Light and Power Revenue,
  due 11/01/18 ...................................        900          900,000
Stamford, Ct, Housing
  Authority Revenue,
  due 8/01/24 ....................................      1,600        1,600,000
State Of Kentucky,
  Trust Receipts, AMT,
  due 5/01/30 ....................................      2,700        2,700,000
Uinta County, Wy,
  Pollution Control Revenue,
  due 8/15/20 ....................................        200          200,000
University Of Puerto Rico,
  University Revenue,
  due 6/01/25 ....................................      2,500        2,500,000
Wake County, Nc, Industrial
  Development Pollution
  Control Authority, AMT,
  due 3/01/17 ....................................        400          400,000
Walton County, Ga,
  Industrial Building
  Authority, AMT,
  due 10/01/17 ...................................      2,300        2,300,000
Washoe County, NV,
  Water Facility Revenue, AMT,
  due 12/01/20 ...................................        300          300,000
                                                                  ------------
                                                                   109,768,000
                                                                  ------------
  TOTAL INVESTMENTS, AT
  AMORTIZED COST .................................      100.4%     170,026,506
                                                                  ============
  OTHER ASSETS, LESS
  LIABILITIES ....................................       (0.4)        (704,843)
                                                      -------     ------------
  NET ASSETS .....................................      100.0%    $169,321,663
                                                      =======     ============

AMT-Subject to Alternative Minimum Tax
*Variable rate demand notes have a demand feature under which the fund could tender them back to the issuer on no more than 7 days' notice.

See notes to financial statements

--------------------------------------------------------------------------------
  Landmark Connecticut Tax Free Reserves
--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES August 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at amortized cost (Note 1A) ..........              $170,026,506
Cash ..............................................                    99,355
Interest receivable ...............................                 1,736,560
                                                                 ------------
    Total assets ..................................               171,862,421
                                                                 ------------

LIABILITIES:
Payable for investments purchased .................                 2,046,103
Dividends payable .................................                   350,145
Payable to affiliate:
  Investment advisory fees (Note 3) ...............    $10,438
  Shareholder servicing agents fees (Note 4B) .....     36,112         46,550
                                                       -------
Accrued expenses and other liabilities ............                    97,960
                                                                 ------------
    Total liabilities .............................                 2,540,758
                                                                 ------------
NET ASSETS for 169,331,151 shares of beneficial
  interest outstanding .........................                 $169,321,663
                                                                 =============

NET ASSETS CONSIST OF:
Paid-in capital ...................................              $169,331,151
Accumulated net realized loss on investments ......                   (9,488)
                                                                 ------------
    Total .........................................              $169,321,663
                                                                 ============

NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE ......................                     $1.00
                                                                        =====

See notes to financial statements

--------------------------------------------------------------------------------
  Landmark Connecticut Tax Free Reserves
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS For the Year Ended August 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B) .......................                $5,387,180

EXPENSES:
Administrative fees (Note 4A) ..................... $  377,265
Shareholder Servicing Agents' fees (Note 4B) ......    377,265
Investment Advisory fees (Note 3) .................    301,812
Distribution fees (Note 5) ........................    150,906
Custodian fees ....................................    105,233
Auditing fees .....................................     38,800
Shareholder reports ...............................     17,504
Trustee fees ......................................     17,103
Registration fees .................................     15,772
Legal fees ........................................     12,920
Transfer agent fees ...............................     12,000
Miscellaneous .....................................      9,574
                                                    ----------
    Total expenses ................................  1,436,154
Less aggregate amount waived by Investment
  Adviser, Administrator, and Distributor
  (Notes 3, 4A and 5) .............................   (451,655)
Less fees paid indirectly (Note 1E) ...............     (3,889)
                                                     ---------
    Net expenses ..................................                   980,610
                                                                    ---------
    Net investment income .........................                 4,406,570
NET REALIZED LOSS ON INVESTMENTS ..................                      (328)
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ..................................                $4,406,242
                                                                   ==========

See notes to financial statements

  Landmark Connecticut Tax Free Reserves
--------------------------------------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,
                                                         ---------------------
                                                         1997             1996
                                                         ----             ----
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income ............................   $  4,406,570  $  2,890,510
Net realized loss on investments .................           (328)       (4,176)
                                                     ------------  ------------
  Net increase in net assets from operations .....      4,406,242     2,886,334
                                                     -----------   ------------
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income ............................     (4,406,570)   (2,890,510)
                                                     ------------  ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST AT
  NET ASSET VALUE OF $1.00 PER SHARE (Note 6):
Net proceeds from sale of shares ...............      289,667,461   274,274,165
Net asset value of shares issued to
  shareholders from reinvestment of dividends ..          744,661       789,666
Cost of shares repurchased .....................     (237,115,072) (205,590,916)
                                                     ------------  ------------
Net increase in net assets from transactions
  in shares of beneficial interest .............       53,297,050    69,472,915
                                                     ------------  ------------
NET INCREASE IN NET ASSETS .......................     53,296,722    69,468,739

NET ASSETS:
Beginning of period ..............................    116,024,941    46,556,202
                                                     ------------  ------------
End of period ....................................   $169,321,663  $116,024,941
                                                     ============  ============
See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------------
  Landmark Connecticut Tax Free Reserves
-----------------------------------------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               DECEMBER 1, 1993
                                                                        YEAR ENDED AUGUST 31,                   (COMMENCEMENT
                                                             --------------------------------------------     OF OPERATIONS) TO
                                                               1997              1996              1995         AUGUST 31, 1994
                                                             --------          --------          --------      ----------------
Net Asset Value, beginning of period                        $ 1.00000         $ 1.00000         $ 1.00000         $ 1.00000
Net investment income                                         0.02914           0.03135           0.03564           0.01754
Less dividends from net investment income                    (0.02914)         (0.03135)         (0.03564)         (0.01754)
                                                            ---------         ---------         ---------         ---------
Net Asset Value, end of period                              $ 1.00000         $ 1.00000         $ 1.00000         $ 1.00000
                                                            =========         =========         =========         =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                   $ 169,322         $ 116,025         $  46,556         $  15,949
Ratio of expenses to average net assets                          0.65%             0.42%             0.22%             0.00%*
Ratio of net investment income to average net assets             2.92%             3.08%             3.60%             2.61%*
Total return                                                     2.95%             3.18%             3.62%             1.75%**

Note: If Agents of the Fund had not voluntarily waived all or a portion of their fees from the Fund for the period indicated and the Administrator had not voluntarily assumed expenses for the periods before August 31, 1996, and the expenses were not reduced for the fees paid indirectly for the years after August 31, 1995, the ratios and net investment income per share would have been as follows:

Net investment income per share                             $ 0.02615         $ 0.02504         $ 0.02732         $ 0.00128

RATIOS:
Expenses to average net assets                                   0.95%             1.04%             1.06%             2.42%*
Net investment income to average net assets                      2.62%             2.46%             2.76%             0.19%*

 *Annualized
**Not annualized

See notes to financial statements

--------------------------------------------------------------------------------
  Landmark Connecticut Tax Free Reserves
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark Connecticut Tax Free Reserves (the "Fund") is a separate non-diversified series of Landmark Multi-State Tax Free Funds (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Trust's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes shares available to customers through various Shareholder Servicing Agents.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. VALUATION OF INVESTMENTS -- Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

B. INTEREST INCOME -- Interest income consists of interest accrued, and accretion of market discount less the amortization of any premium on the investments of the Fund.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $9,160 of which $4,984 will expire on August 31, 2004, and $4,176 which will expire on August 31, 2005. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more Funds in a series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

E. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

F. OTHER -- Purchases, and maturities and sales of money market instruments are accounted for on the date of the transaction.

(2) DIVIDENDS The net income of the Fund is determined once daily, as of 12:00 noon, Eastern standard time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent) on or prior to the last business day of the month.

(3) INVESTMENT ADVISORY FEES The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $301,812, of which $159,826 was voluntarily waived for the year ended August 31, 1997. The investment advisory fee is computed at the annual rate of 0.20% of the Fund's average daily net assets.

(4) ADMINISTRATIVE SERVICES PLAN The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of each Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, LFBDS is entitled to an administrative fee from the Fund, as compensation for overall administrative services and general office facilities, which is computed at the annual rate of 0.25% of the Fund's average daily net assets. The Administrator's fees amounted to $377,265, of which $142,406 was voluntarily waived for the year ended August 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENT FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agent fees amounted to $377,265 for the year ended August 31, 1997.

(5) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets. The Distribution fee amounted to $150,906, of which $149,423 was voluntarily waived for the year ended August 31, 1997. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.10% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payments of such additional fees have been made during the period.

(6) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

(7) INVESTMENT TRANSACTIONS
Purchases, and maturities and sales of money market instruments aggregated $500,488,397 and $445,527,033, respectively, for the year ended August 31, 1997.

(8) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
The cost of investment securities owned at August 31, 1997, for federal income tax purposes, amounted to $170,026,506.

(9) LINE OF CREDIT
The Fund, along with other Landmark Funds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1997, the commitment fee allocated to the Fund was $655. Since the line of credit was established there have been no borrowings.

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  Landmark Connecticut Tax Free Reserves
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  INDEPENDENT AUDITORS' REPORT
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 TO THE TRUSTEES AND SHAREHOLDERS OF LANDMARK CONNECTICUT TAX FREE RESERVES:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Landmark Connecticut Tax Free Reserves, a separate series of Landmark Multi-State Tax Free Funds (the "Trust") (a Massachusetts business trust), as of August 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1997 and 1996, and the financial highlights for each of the years in the three-year period ended August 31, 1997 and for the period from December 1, 1993 (Commencement of Operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark Connecticut Tax Free Reserves at August 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1997

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  SHAREHOLDER
  SERVICING AGENTS
--------------------------------------------------------------------------------

FOR RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT (800) 285-1701, or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR
SERVICE CLIENTS:
Citibank, N.A.
Master Trust Accounts
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9659

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200,
(212) 820-2380 in New York City

[LOGO] LANDMARK FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Liquid Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund